Exhibit 99.1

Bioventus Names Robert Claypoole as President and Chief Executive Officer

Seasoned Leader Brings More than Two Decades of Medical Device Experience and Proven Track Record of Driving Revenue and Operating Margin Growth

DURHAM, N.C., Dec. 19, 2023 (GLOBE NEWSWIRE) – Bioventus Inc. (Nasdaq: BVS) (“Bioventus” or the “Company”), a global leader in innovations for active healing, today announced that its Board of Directors has appointed Robert (Rob) Claypoole as Bioventus’ President and Chief Executive Officer and a member of its Board of Directors, effective January 10, 2024. Mr. Claypoole succeeds Mr. Anthony Bihl who has served as interim CEO and a director on the Board since April 2023.

Mr. Claypoole brings more than 20 years of global commercial leadership experience in the medical device industry, and a history of success in accelerating revenue growth and enhancing operational profitability. He most recently served as Executive Vice President at Molnlycke Health Care AB, where he led Molnlycke’s $1.2 billion global Wound Care business. Mr. Claypoole previously held senior positions at Medtronic, Covidien and Johnson & Johnson. Throughout his career, he has developed extensive expertise in transforming global medical device businesses to accelerate innovation, drive organizational efficiencies, and enhance go-to-market strategies to deliver above market revenue growth.

“We are excited to have Rob join Bioventus and build upon the significant improvements made this year to further elevate our execution and overall performance,” said William A. Hawkins, Bioventus’ executive chairman. “Throughout his career, Rob has demonstrated first-hand his ability at unlocking value opportunities across a global business. His track record is marked by consistently driving commercial and operational excellence, resulting in above-market sales growth and enhanced profitability. Moreover, Rob has a history of cultivating high-performing teams with a laser focus on execution.”

Mr. Claypoole said, “I am honored to join the talented team at Bioventus, a company with a strong foundation and a diverse, market-leading product portfolio across attractive markets. I was attracted to this unique and exciting opportunity given our important mission to return patients to active lives and due to the company’s positive momentum this year to solidify Bioventus’ financial position. I look forward to working with the Board and entire team to drive growth and innovation, generate operational efficiencies, and strengthen profitability as we unlock the full potential of our business and create value for patients and our shareholders.”

Mr. Hawkins added, “On behalf of the Board and the employees of Bioventus, I want to thank Tony for his valuable contributions and leadership. Tony has helped to rebuild our financial position, restore our credibility with stakeholders, enhance our execution and deliver on our financial plan, while stabilizing the organization.”

The Company reaffirms its full year financial guidance previously announced on November 7, 2023.

About Robert Claypoole

Mr. Claypoole joins Bioventus from Molnlycke Health Care, a world-leading medical products and solutions company, where he served as Executive Vice President of Wound Care. In this role, Mr. Claypoole had full responsibility for a $1.2 billion business and rapidly accelerated growth from midsingle digit to consistent double-digit growth in sales and profitability, while also advancing Molnlycke’s evolution as an innovative wound care solutions company across the continuum of care—from prevention to treatment in acute and post-acute settings. Before that, Mr. Claypoole was Executive Vice President and President, US for Molnlycke where he turned around a declining business to strong growth and served as an Officer of Molnlycke Health Care US, LLC and Molnlycke Manufacturing US, LLC. In this role, Rob was responsible for over $.5B in revenue.

Prior to joining Molnlycke in 2017, Mr. Claypoole served in various leadership roles at Medtronic and Covidien, before it was acquired by Medtronic. Mr. Claypoole was Global Vice President & General Manager, Obesity & Metabolic Health and led the effort to address one of the most significant healthcare challenges. Previously, he served as Global Vice President & General Manager of the Soft Tissue Repair & Hemostats business where he led a successful global turnaround from years of declining revenue to significant growth. Before that, he was the Vice President, Executive Operations after serving as Vice President, Global Marketing while located in Trevoux, France. Prior to his time in France, Mr. Claypoole was the Vice President, US Marketing for the company’s Endomechanical & Intelligent Device business. Before joining Covidien in 2007, Mr. Claypoole held various marketing roles with increasing responsibility at Johnson & Johnson’s Vision Care division.

Rob received his Bachelor’s degree and his Master’s degree in Business Administration from Cornell University.

About Bioventus

Bioventus delivers clinically proven, cost-effective products that help people heal quickly and safely. Its mission is to make a difference by helping patients resume and enjoy active lives. The Innovations for Active Healing from Bioventus include offerings for Pain Treatments, Restorative Therapies and Surgical Solutions. Built on a commitment to high quality standards, evidence-based medicine and strong ethical behavior, Bioventus is a trusted partner for physicians worldwide. For more information, visit www.bioventus.com, and follow the Company on LinkedIn and Twitter. Bioventus and the Bioventus logo are registered trademarks of Bioventus LLC.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements concerning our future financial results and liquidity; our ability to continue as a going concern; our business strategy, position and operations; expected sales trends, opportunities, market position and growth. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.

Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause our actual results to differ materially from those contemplated in this press release include, but are not limited to, our ability to attract, retain and motivate our senior management team and highly qualified personnel; the risk that the material weakness we previously identified or a new material risk could adversely affect our ability to report our results of operations and financial condition accurately and in a timely manner; we might not be able to continue to fund our operations for at least the next twelve months as a going concern; pricing pressure and other competitive factors; we maintain cash at financial institutions, often in balances that exceed federally insured limits; we are subject to securities class action litigation and may be subject to similar or other litigation in the future, which will require significant management time and attention, result in significant legal expenses and may result in unfavorable outcomes; our ability to complete acquisitions or successfully integrate new businesses, products or technologies in a cost-effective and non-disruptive manner; legislative or regulatory reforms; our business may continue to experience adverse impacts of COVID-19 pandemic or similar epidemics; and the other risks identified our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by Bioventus’ subsequent quarterly reports on Forms 10-Q for the quarters ended April 1, 2023 and September 30, 2023 and as may be further updated from time to time in Bioventus’ other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Bioventus’ website at https://ir.bioventus.com. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ materially from those set forth in the forward-looking statements.

Investor and Media Inquiries:

Dave Crawford

919-474-6787

dave.crawford@bioventus.com